Nationwide Life Insurance Company: • Nationwide Variable Account - 9

Prospectus supplement dated March 1, 2007, to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the Dreyfus Investment Portfolios - Emerging Leaders Portfolio: Service Shares fund voted to liquidate the fund effective April 30, 2007.  Upon approval by the shareholders, the aforementioned fund will liquidate effective April 30, 2007.  As a result of this liquidation, this fund will no longer be available as an investment option in your contract.

Effective as of the close of trading of the New York Stock Exchange on April 30, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Dreyfus Investment Portfolios - Emerging Leaders Portfolio: Service Shares will be updated to allocate contract value to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I.